                                                                   EXHIBIT 10.58

                                                              [IBM LOGO]
                                                            5600 Cottle Road
                                                         San Jose, CA 95193 0001

September 29, 2003

Brocade Communications Systems, Inc.
1745 Technology Drive

San Jose, CA  95110

Attention: Mr. Michael Harrison

Subject: Amendment 13 to SOW#1 of the IBM/Brocade Goods Agreement ROC-P-68

Dear Michael:

This letter (the "Amendment") serves as Amendment Number 13 to SOW#1, including all amendments thereto ("SOW#1") of the Goods Agreement ROC-P-68, including all amendments thereto (the "Goods Agreement") which the parties hereto do mutually agree to amend as follows:

1. Delete pricing table in its entirety in Section 2.1, "Pricing" and replace with the following:

        IBM P/N / NUMA-Q
              P/N                     BROCADE P/N             DESCRIPTION                    UNIT PRICE
--------------------------------  --------------------- ------------------------   --------------------------------
[*]                                         [*]         8-Port Fibre Channel                                    [*]
                                                        Switch Single Power
                                                        Supply (SW2400)
                                                        Includes SES, Web
                                                        tools, Zoning and
                                                        Fabric Watch - whole
                                                        unit switch Product

[*]                                         [*]         16 Port Fibre Channel                                   [*]
                                                        Switch Single Power
                                                        Supply (SW2800)
                                                        Includes SES, Web
                                                        tools, Zoning and
                                                        Fabric Watch - whole
                                                        unit switch Product

[*]                                         [*]         Silkworm 2000 Power                                     [*]
                                                        Supply

[*]                                         [*]         Mainboard, SW 2400                                      [*]
                                                        (8-port)

[*]                                         [*]         Fan Tray, SW 2400                                       [*]
                                                        (8-port)

[*]                                         [*]         Chassis, SW 2400 (8-                                    [*]
                                                        port)

[*]                                         [*]         Mainboard, SW 2800                                      [*]
                                                        (16-port)

[*]                                         [*]         Fan Tray, SW 2800                                       [*]
                                                        (16-port)

--------
* Certain information on this page has been omitted and filed separately with the Commission.

Confidential treatment has been requested with respect to the omitted portions.

Amendment #13 to SOW#1 of IBM/Brocade Agreement ROC-P-68
September 29, 2003
Confidential Information

                                     1 of 5

[*]                                         [*]         Chassis, SW 2800 (16-                                   [*]
                                                        port) with operator
                                                        panel / LCD

[*]                                         [*]         Quick Loop License                                      [*]

[*]                                         [*]         Fabric Watch License                                    [*]

[*]                                         [*]         Extended Fabrics                                        [*]

[*]                                         [*]         Extended Fabrics                                        [*]

[*]                                         [*]         Remote Switch                                           [*]

[*]                                         [*]         Remote Switch                                           [*]

[*]                                         [*]         8 Port Fibre Channel                                    [*]
                                                        Switch Single Power
                                                        Supply (SW3200) Includes
                                                        Web Tools and Advance
                                                        Zoning (to be included
                                                        prior to 10/28/03 for
                                                        availability for Buyer
                                                        customer shipments)

[*]                                         [*]         8 Port Fibre Channel                                    [*]
                                                        Switch Single Power         Note: Price for part number [*]
                                                        Supply (SW3200)                                will be [*].
                                                        Includes Web Tools,
                                                        Full Fabric Upgrade
                                                        Zoning and Fabric
                                                        Watch

[*]                                         [*]         Full Fabric Upgrade                                     [*]
                                                        Includes  Advance
                                                        Zoning and Fabric
                                                        Watch

[*]                                         [*]         16 Port Fibre Channel                                   [*]
                                                        Switch Single Power
                                                        Supply (SW3800)
                                                        Includes Web tools,
                                                        Advance Zoning and
                                                        Fabric Watch - whole
                                                        unit switch Product

[*]                                         [*]         Fan (SW3800)                                            [*]

[*]                                         [*]         Power Supply                                            [*]
                                                        (SW3800)

[*]                                         [*]         Mainboard FRU                                           [*]
                                                        (SW3800)

[*]                                         [*]         32 Port Fibre Channel                                   [*]
                                                        Switch Double Power
                                                        Supply (SW3900)
                                                        Includes, Webtools,
                                                        Advance Zoning,
                                                        Fabric Watch,
                                                        Trunking, and
                                                        Performance Monitor-
                                                        whole unit switch
                                                        Product

--------
* Certain information on this page has been omitted and filed separately with the Commission.

Confidential treatment has been requested with respect to the omitted portions.

Amendment #13 to SOW#1 of IBM/Brocade Agreement ROC-P-68
September 29, 2003
Confidential Information

                                     2 of 5

[*]                                         [*]         Fan (SW3900)                                            [*]

[*]                                         [*]         Power Supply                                            [*]
                                                        (SW3900)

[*]                                         [*]         Mainboard FRU                                           [*]
                                                        (SW3900)

[*]                                         [*]         LUN Zoning                                              [*]

[*]                                         [*]         LUN Zoning                                              [*]

[*]                                         [*]         LUN Zoning                                              [*]

[*]                                         [*]         Secure Fabric OS                                        [*]
                                                        (SW3200)

[*]                                         [*]         Secure Fabric OS                                        [*]
                                                        (SW3800)

[*]                                         [*]         1Gb Secure Fabric OS                                    [*]

[*]                                         [*]         Secure Fabric OS                                        [*]
                                                        (SW3900)

[*]                                         [*]         Secure Fabric OS                                        [*]
                                                        (SW12000)                  Note 1: Supplier will provide to
                                                                                      Buyer [*] will be provided to
                                                                                             Buyer by Supplier [*].
                                                                                  Note 2:  In addition [*] Supplier
                                                                                    will provide a  [*] to Buyer if
                                                                                                         Buyer [*].

                                                                                                                [*]

[*]                                         [*]         Performance Bundle                                      [*]
                                                        (Trunking and
                                                        Performance
                                                        Monitoring)

[*]                                         [*]         Performance Bundle                                      [*]
                                                        (Trunking and
                                                        Performance
                                                        Monitoring)

[*]                                         [*]         32 Port Fibre Channel                                   [*]
                                                        Core Switch
                                                        (SW12000) Includes 2      Note 1:  If Buyer purchases a [*]
                                                        Stiletto Port Blades, 2    Supplier will [*] of those units
                                                        CP Blades, 4 Power                purchased during the [*].
                                                        Supplies, 3 Blowers, 6     Note 2: If Buyer purchases a [*]
                                                        Port Blade Filler               Supplier will [*] purchased
                                                        Panels, 1 Cable                              during the [*]
                                                        Management Pillar,
                                                        Fabric OS, Advanced
                                                        Web Tools, Advanced
                                                        Zoning, Fabric Watch,
                                                        Performance
                                                        Monitoring, Trunking.

[*]                                         [*]         Rack Mounting Kit                                       [*]
                                                        14U, FRU

[*]                                         [*]         Switch Blade 16 port,                                   [*]
                                                        2GB


--------
* Certain information on this page has been omitted and filed separately with the Commission.

Confidential treatment has been requested with respect to the omitted portions.

Amendment #13 to SOW#1 of IBM/Brocade Agreement ROC-P-68
September 29, 2003
Confidential Information

                                     3 of 5

[*]      [*]      Switch Blade 16 port, 2Gb, FRU                                                        [*]

[*]      [*]      Chassis Door, Includes Plastic and Metal door Components and IBM                      [*]
                  Front Badge

[*]      [*]      Control Processor Blade                                                               [*]

[*]      [*]      Stiletto Port Blade Slot Filler Panel, SW12000, FRU                                   [*]

[*]      [*]      Power Supply , 180- 264VAC, 1000W, FRU                                                [*]

[*]      [*]      Blower Assembly, FRU                                                                  [*]

[*]      [*]      Cable Management Pillar, FRU                                                          [*]

[*]      [*]      WWN Card                                                                              [*]

[*]      [*]      Power Plug, Switch and Distribution Panel                                             [*]

[*]      [*]      Chassis FRU, includes backplane, blower and power supply backplane, AC                [*]
                  and blower harness.

[*]      [*]      Rear WWN Bezel Assy                                                                   [*]

[*]      [*]      Cable Management Tray                                                                 [*]

[*]      [*]      AC Power Cord, FRU                                                                    [*]

[*]      [*]      AC Power Cord, UK/Ireland, 250V, FRU                                                  [*]

[*]      [*]      AC Power Cord, Cont. Europe CEE7/7, FRU                                               [*]

[*]      [*]      AC Power Cord, AUST/INZ, 250V                                                         [*]

[*]      [*]      AC Power Cord, Intl IEC                                                               [*]

[*]      [*]      Remote Switch software                                                                [*]

[*]      [*]      Extended Fabric software                                                              [*]

[*]      [*]      Fabric Manager 3.x                                                                    [*]

[*]      [*]      Fabric Manager 4.x- Enterprise (Unlimited copies per one server/PC)                   [*]

---------------
* Certain information on this page has been omitted and filed separately with the Commission.

Confidential treatment has been requested with respect to the omitted portions.

Amendment #13 to SOW#1 of IBM/Brocade Agreement ROC-P-68
September 29, 2003
Confidential Information

                                     4 of 5

[*]      [*]      Fabric Manager 4.x - 3.0 to 4.x Upgrade to Enterprise (Unlimited copies               [*]
                  per one server/PC)

[*]      [*]      Fabric Manager 4.x with 10 Domains                                                    [*]

[*]      [*]      Fabric Manager 4.x Upgrade from 10 Domains to Maximum Domains                         [*]

[*]      [*]      ISL Trunking (SW3200)                                                                 [*]

[*]      [*]      ISL Trunking (SW3800)                                                                 [*]

All prices are in U.S. dollars.

Please have your authorized representative indicate acceptance thereof by signing both copies of the Amendment and returning one copy to the attention of Karen Takahashi at 5600 Cottle Road, San Jose, California 95193.

The effective date of this Amendment shall be the date on the top of this Amendment (the "Effective Date").

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

ACCEPTED AND AGREED TO:                         ACCEPTED AND AGREED TO:
INTERNATIONAL BUSINESS MACHINES                 BROCADE COMMUNICATIONS SYSTEMS,
CORPORATION                                     INC.

By:  /s/ Karen Takahashi 10/6/03     By:  /s/ Jack Cuthbert       10/01/03
     -----------------------------        --------------------------------
     Authorized Signature     Date        Authorized Signature        Date

     Karen Takahashi                          Jack Cuthbert
----------------------------------   -------------------------------------
Type or Print Name                   Type or Print Name

    Procurement Commodity Mgr.                   V.P. OEM Sales
----------------------------------   -------------------------------------
Title & Organization                 Title & Organization

-----------------
* Certain information on this page has been omitted and filed separately with the Commission.

Confidential treatment has been requested with respect to the omitted portions.

Amendment #13 to SOW#1 of IBM/Brocade Agreement ROC-P-68
September 29, 2003
Confidential Information

                                     5 of 5